Share-based payment arrangements - Fair Value Assumptions (Details) - Omnibus Incentive Plan - $ / shares	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Disclosure of terms and conditions of share-based payment arrangement [line items]
Share price (in dollars per share)	$ 37.97	$ 117.25
Exercise price (in dollars per share)	$ 37.97	$ 117.25
Risk free interest rate (percent)	2.98%	1.08%
Expected volatility (percent)	41.30%	33.40%
Expected term (in years)	1.1	5.9